UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2017

HOPE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4849715
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3200 Wilshire Blvd, Suite 1400, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (213) 639-1700.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Hope Bancorp, Inc. (the “Company”) was held on July 6, 2017. At the meeting, the stockholders voted on the following proposals:

1.	election of directors;

2.	nonbinding advisory vote to approve the compensation paid to the Company’s “Named Executive Officers” as described in the Company’s Proxy Statement, dated June 6, 2017; and

3.	ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

A total of 125,311,266 shares of the Company’s common stock were represented and voted at the meeting, constituting 92.65% of the issued and outstanding shares of common stock entitled to vote at the meeting.
The final results of the stockholder votes were as follows:

1. Election of directors of the Company:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Donald D. Byun	111,300,136	464,332	13,546,798
Steven J. Didion	111,258,657	505,811	13,546,798
Jinho Doo	111,186,607	577,861	13,546,798
Daisy Y. Ha	111,257,604	506,864	13,546,798
Jin Chul Jhung	111,231,736	532,732	13,546,798
Kevin S. Kim	111,326,723	437,745	13,546,798
Steven S. Koh	111,214,492	549,976	13,546,798
Chung Hyun Lee	111,243,965	520,503	13,546,798
William J. Lewis	111,149,711	614,757	13,546,798
David P. Malone	109,671,515	2,092,953	13,546,798
John R. Taylor	111,322,272	442,196	13,546,798
Scott Yoon-Suk Whang	111,285,583	478,885	13,546,798
Dale S. Zuehls	111,172,207	592,261	13,546,798

Each of the nominees noted above was re-elected to serve as members of the board of directors of the Company until the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified.

2. Nonbinding advisory vote to approve the compensation paid to the Company’s “Named Executive Officers” as described in the Company’s Proxy Statement dated June 6, 2017.

Total Shares
For:	108,942,625
Against:	2,405,907
Abstain:	415,936
Broker Non-Votes:	13,546,798

This proposal was approved by the stockholders with the number of shares voting “for” constituting approximately 97.48% of the total number of shares represented and voting at the meeting.

3. Ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

Total Shares
For:	125,270,929
Against:	28,497
Abstain:	11,840
Broker Non-Votes:	—

This proposal was approved by the stockholders with the number of shares voting “for” constituting approximately 99.97% of the total number of shares represented and voting at the meeting.

Item 8.01 Other Events.

On July 12, 2017, the Company announced the appointment of Steven C. Canup, age 50, as Executive Vice President and Chief Institutional Banking Officer of its wholly owned subsidiary, Bank of Hope (the “Bank”), effective immediately. Reporting directly to President and Chief Executive Officer Kevin S. Kim, Mr. Canup will head Bank of Hope’s new Institutional Banking Group. A copy of the July 12, 2017 press release announcing Mr. Canup’s appointment is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.         Description of Exhibit

99.1	News release dated July 12, 2017 announcing the appointment of Steven C. Canup as Executive Vice President and Chief Institutional Banking Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hope Bancorp, Inc.

Date: July 12, 2017	/s/ Kevin S. Kim
Kevin S. Kim
President and Chief Executive Officer

EXHIBIT INDEX

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.         Description of Exhibit

99.1	News release dated July 12, 2017 announcing the appointment of Steven C. Canup as Executive Vice President and Chief Institutional Banking Officer.